UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05620

Virtus Total Return Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT

November 30, 2023
Virtus Total Return Fund Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Directors (the “Board,” or the “Directors”) of Virtus Total Return Fund Inc. (the “Fund”) has adopted a Managed Distribution Plan (the “Plan”) which provides for the Fund to make a monthly distribution at the rate of $0.05 per share. Prior to the September 2023 distribution, the rate was $0.08. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
The amounts and sources of distributions reported in the Fund’s notices issued pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on the Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/ZTR

Virtus Total Return Fund Inc.

MESSAGE TO SHAREHOLDERS
Dear Virtus Total Return Fund Shareholder:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended November 30, 2023.
This report contains commentary from the portfolio management teams at Duff & Phelps Investment Management and Newfleet Asset Management about the financial markets and the performance of the Fund’s equity and fixed income investments, respectively.
The fiscal year saw a generalized recovery from the volatility that characterized much of 2022. But investor sentiment swung between optimism and pessimism depending on the outlook for inflation and interest rates. For the 12 months ended November 30, 2023, the Fund’s net asset value (NAV) returned -3.96%, including $0.87 in reinvested distributions, and its market price returned -10.69%. For the same period, the Fund’s composite benchmark, which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) (representing equities) and 40% Bloomberg U.S. Aggregate Bond Index (representing fixed income), returned -1.54%. The underlying indices returned -3.49% for equities and 1.18% for fixed income.
Please call our customer service team at 866-270-7788 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Director
Virtus Total Return Fund Inc.
January 2024

Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2023
About the Fund:
Virtus Total Return Fund Inc. (NYSE: ZTR) (the “Fund”) has an investment objective of capital appreciation, with current income a secondary objective. The Fund seeks to meet its objectives through a balance of equity and fixed income investments. There is no guarantee that the Fund will achieve its investment objectives.
The use of leverage currently enables the Fund to borrow at short-term rates with the expectation of investing at higher yields on its investments. As of November 30, 2023, the Fund’s leverage consisted of $187 million of borrowings made pursuant to a line of credit, which represented approximately 30% of the Fund’s total assets.
Duff & Phelps Investment Management Co. (DPIM)
The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the Fund’s equity portion for the fiscal year ended November 30, 2023.
How did the equity markets perform during the Fund’s fiscal year ended November 30, 2023?
Global developed markets equities rose 12.98%, as measured by the MSCI World Index (net), for the fiscal year. Early in the 12-month period, investors were optimistic that central banks might be nearing the end of their interest rate hiking cycle, and that China’s reopening would support global economic growth. Sentiment changed mid-year as investors began to expect interest rates to stay higher for longer. However, in November, sentiment reversed once again due to increased evidence that inflation might have peaked in the U.S. and the Eurozone. Investors’ belief that interest rate cuts could be a possibility in 2024 sent bond yields plummeting. This resulted in global equity markets notching their best monthly return in three years to close out the fiscal year.
The benchmark for the equity portion of the Fund, the FTSE Developed Core Infrastructure 50/50 Index (net), declined 3.49% in the period, significantly trailing the broader market. Transportation was the best-performing sector, with European airports experiencing strong passenger volumes close to pre-pandemic levels. Toll road traffic was solid, with lower fuel prices removing some headwinds for vehicle usage. North American railroads were the laggard of the sector as economic concerns weighed on volume growth expectations, and train derailments brought negative headlines.
Midstream energy stocks were modestly lower for the fiscal year, mainly as a result of company-specific issues that impacted diversified midstream companies based in Canada. The communications sector performed poorly due to a mix of higher interest rates and a maturing of the independent cellular tower business model, although the underlying fundamentals remained solid. Utilities were the worst-performing sector as investors appeared to shift away from less economically sensitive stocks like utilities despite constructive earnings results and management commentary.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2023
What factors affected the performance of the Fund’s equity portfolio during the fiscal year?
For the 12 months ended November 30, 2023, the equity portion of the Fund, including the impact of leverage employed by the Fund, returned -5.15% (before fees and expenses), while the FTSE Developed Core Infrastructure 50/50 Index (net), which serves as the portfolio’s benchmark, returned -3.49%.
The equity portion of the Fund underperformed its equity benchmark for the fiscal year. Overall, sector allocation was negative, while stock selection was neutral. Sector allocation was hurt by overweight positions in midstream energy and communications, as well as an underweight in transportation. The portfolio’s underweight position in utilities had a positive allocation impact. Negative stock selection in utilities offset the positive selection across the other sectors.
At the security level, the largest positive contributors to performance were Aena SME, Flughafen Zurich, and Targa Resources. Aena and Flughafen Zurich, airport operators located in Spain and Switzerland, respectively, were supported by robust passenger traffic across Europe during the summer holiday season and solid schedules that airlines unveiled for the winter months. Targa Resources is an integrated midstream energy company that benefited from volume growth and increased confidence from investors about earnings. Targa delivered a healthy pace of share repurchases during the fiscal year while continuing to execute on a robust capital spending program to maintain its growth profile.
The largest detractors from performance in the portfolio were NextEra Energy, Dominion Energy, and Orsted A/S. NextEra declined significantly in the third fiscal quarter as the rapid rise in interest rates made it more expensive to fund growth in the company’s renewable business through its financing vehicle, NextEra Partners. Dominion Energy, a Virginia-based utility, traded lower early in the year after announcing a business review and potential restructuring. The announcement surprised investors and raised concerns that the outcome of the business review could be dilutive to earnings. The stock languished throughout the year as the strategic review took longer than expected. Orsted is the world leader in offshore wind generation. In recent quarters, increased competition, inflationary pressures, and higher interest rates have squeezed investment returns in this sector. These conditions have been most acute in the U.S., Orsted’s newest market, which resulted in management writing down the value of the company’s U.S. projects during August. While the U.S. only represents a portion of Orsted’s projects, our concerns about the potential impact of lower returns on other projects led us to eliminate our position in the stock.
Newfleet Asset Management (Newfleet)
Newfleet manages the Fund’s fixed income portfolio, which has a target allocation of 40%, utilizing its multi-sector core plus strategy. The following commentary is provided by the portfolio management team at Newfleet, and it covers the Fund’s fixed income portfolio for the year ended November 30, 2023.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2023
How did the fixed income markets perform during the Fund’s fiscal year ended November 30, 2023?
As the end of 2023 approached, economic transitions were proceeding across the globe. China was struggling with a slowing economy amid calls for more stimulus, despite having ended its strict zero-COVID policies earlier in the year. Europe, too, was wrestling with a slowing economy and inflation that remained above official targets. In the meantime, the U.S. economy proved remarkably resilient – unlike other major world economies, it defied expectations of a slowdown, leading to a growing consensus that the Federal Reserve (the Fed) might be able to pull off the often-elusive soft landing. The main risk to this scenario remained the unpredictable cumulative effect of 18 months of monetary tightening on the economy. Because monetary policy works on the economy with a lag, it presents a challenge to central bankers who are trying to return inflation to target without the associated economic pain of higher interest rates.
During the 12 months ended November 30, 2023, the Fed raised its main policy interest rate by 1.50% in its continuing fight to tame inflation. This resulted in significant progress on headline inflation readings as supply chains healed, demand shifted from goods to services, and energy prices rebalanced. Core readings of inflation, however, remained stubbornly above targets at the end of the period. That said, market expectations held that most major global central banks were approaching the end of their interest rate increases.
Despite the volatility during the fiscal year, financial market performance was resilient, with most risk assets outperforming U.S. Treasuries. The U.S. Treasury yield curve shifted higher during the period and remained inverted as of November 30, 2023. The 2-year Treasury yield increased 0.37%, the 5-year Treasury yield increased by 0.53%, the 10-year Treasury yield increased by 0.72%, and the 30-year Treasury yield moved 0.76% higher.
What factors affected the performance of the Fund’s fixed income portfolio during the fiscal year?
For the 12 months ended November 30, 2023, the fixed income portion of the Fund, including the impact of leverage employed by the Fund, returned 9.78% (before fees and expenses), while the Bloomberg U.S. Aggregate Bond Index, which serves as the portfolio’s benchmark, returned 1.18%.
The portfolio’s underweight to U.S. Treasuries contributed to performance during the fiscal year. Allocation and positioning within corporate high yield, high yield bank loans, and emerging markets high yield had a positive impact on performance for the 12-month period. Allocation to non-agency mortgage-backed securities over agency mortgage-backed securities, as well as issue selection within investment grade corporate bonds, contributed to performance.
The portfolio’s duration, or sensitivity to interest rates, and yield curve positioning within U.S. Treasuries, as well as the allocation to and selection within commercial mortgage-backed securities, detracted during the period. The portfolio’s underweight to investment grade corporate bonds also had a negative impact, however selection within the sector was positive.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2023
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the Plan) pursuant to which the Fund makes a monthly distribution at a rate of $0.05 per share. Prior to September 2023, the monthly distribution rate was $0.08 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2023
Average Annual Total Returns1  for periods ended 11/30/23

	1 Year	5 Years	10 Years
Market Value[1,2]	-10.69%	2.79%	5.48%
Net Asset Value[1,2]	-3.96%	3.93%	5.75%
Virtus Total Return Fund Inc. Linked Benchmark[1]	-1.54%	3.14%	3.50%
Bloomberg U.S. Aggregate Bond Index[1,3]	1.18%	0.71%	1.37%
FTSE Developed Core Infrastructure 50/50 Index (net)[1,3]	-3.49%	4.29%	5.77%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000  for periods ended 11/30

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2023
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day for each period reported. Dividends and distributions are assumed, for the purpose of this calculation, to be reinvested at prices under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with the use of net asset value for beginning and ending values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

Virtus Total Return Fund Inc.
PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
November 30, 2023
The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments at November 30, 2023.
Asset Allocations
Common Stocks		74%
Utilities	34%
Industrials	20
Energy	11
All Other Common Stocks	9
Corporate Bonds and Notes		11
Financials	3
Energy	2
Health Care	1
All Other Corporate Bonds and Notes	5
Mortgage-Backed Securities		5
Asset-Backed Securities		4
Leveraged Loans		3
Foreign Government Securities		2
U.S. Government Securities		1
Total		100%

Country Weightings
United States	63%
Australia	7
Canada	6
Spain	6
United Kingdom	5
Netherlands	3
France	3
Other	7
Total	100%

VIRTUS TOTAL RETURN FUND INC.
KEY INVESTMENT TERMS (Unaudited)
November 30, 2023
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Designated Activity Company (“DAC”)
A new company type that was created as part of the New Companies Act 2014, which came into force on the 1st June 2015 in Ireland. This limited company type is applicable to those companies who wish to outline and define a specific type of business in their Constitution, rather than have unlimited powers as per the LTD company type.
Eurozone
The countries belonging to the European Union that use the euro as their unit of money, which as of the date of this report are: Austria, Belgium, Croatia, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain.
Federal Reserve (the “Fed”)
The central bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE Developed Core Infrastructure 50/50 Index (net)
The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% utilities, 30% transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Headline Inflation
Headline inflation is the total inflation in an economy, as measured by inflation in the prices of a basket of goods that includes commodities like food and energy.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI World Index (net)
The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.

VIRTUS TOTAL RETURN FUND INC.
KEY INVESTMENT TERMS (Unaudited) (Continued)
November 30, 2023
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS November 30, 2023
($ reported in thousands)

	Par Value(1)	Value
U.S. Government Securities—1.4%
U.S. Treasury Bonds
4.000%, 11/15/52(2)	$ 4,730	$ 4,324
3.625%, 5/15/53	2,210	1,886
Total U.S. Government Securities (Identified Cost $6,859)		6,210

Municipal Bonds—0.5%
California—0.1%
University of California, Regents Series B-A, Taxable 4.428%, 5/15/48	290	241
Florida—0.1%
Broward County, Water & Sewer Utility Revenue Series A 4.000%, 10/1/47	370	369
Idaho—0.1%
Idaho Health Facilities Authority St. Luke’s Health System Revenue Taxable Series B 5.020%, 3/1/48	355	315
Illinois—0.0%
Sales Tax Securitization Corp. Series B, Second Lien, Taxable (BAM Insured) 3.411%, 1/1/43	85	64
New York—0.1%
Metropolitan Transportation Authority Revenue Taxable Series A 5.000%, 11/15/45	530	570
Texas—0.0%
State of Texas, Texas Transportation Commission General Obligation Taxable 3.211%, 4/1/44	110	84
	Par Value(1)	Value

Virginia—0.1%
City of Bristol, General Obligation Taxable (State AID Withholding Insured) 4.210%, 1/1/42	$ 565	$ 469
Total Municipal Bonds (Identified Cost $2,416)		2,112

Foreign Government Securities—2.3%
Bolivarian Republic of Venezuela
9.375%, 1/13/34(3)	225	40
RegS 8.250%, 10/13/24(3)(4)	610	96
RegS 7.650%, 4/21/25(3)(4)	830	129
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/29	1,415 BRL	281
Dominican Republic 144A 4.875%, 9/23/32(5)	865	744
Federative Republic of Brazil 6.000%, 10/20/33	400	389
Hungary Government International Bond 144A 6.250%, 9/22/32(5)	250	255
Kingdom of Jordan 144A 5.850%, 7/7/30(5)	295	268
Kingdom of Morocco
144A 3.000%, 12/15/32(5)	200	157
144A 5.500%, 12/11/42(5)	295	250
Republic of Angola 144A 8.250%, 5/9/28(5)	465	412
Republic of Argentina 3.500%, 7/9/41(6)	1,025	334
Republic of Colombia 8.000%, 11/14/35	200	207
Republic of Egypt 144A 7.600%, 3/1/29(5)	665	463
Republic of Ghana RegS 8.125%, 3/26/32(3)(4)	765	326
Republic of Ivory Coast 144A 6.375%, 3/3/28(5)	320	307
See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
Republic of Nigeria 144A 7.375%, 9/28/33(5)	$ 320	$ 253
Republic of Philippines 3.700%, 3/1/41	490	390
Republic of Poland 4.875%, 10/4/33	325	315
Republic of Serbia 144A 6.500%, 9/26/33(5)	300	296
Republic of South Africa 5.875%, 6/22/30	445	413
Republic of Turkiye
7.625%, 4/26/29	645	637
9.125%, 7/13/30	555	581
Saudi International Bond
144A 5.500%, 10/25/32(5)	315	323
144A 4.500%, 10/26/46(5)	745	603
State of Qatar 144A 3.750%, 4/16/30(5)	305	289
Ukraine Government
144A 7.750%, 9/1/26(3)(5)	245	68
RegS 7.750%, 9/1/26(3)(4)	290	81
United Mexican States
3.500%, 2/12/34	400	325
6.338%, 5/4/53	755	718
Total Foreign Government Securities (Identified Cost $11,241)		9,950

Mortgage-Backed Securities—7.5%
Agency—1.6%
Federal Home Loan Mortgage Corporation Pool #SD8309 6.000%, 3/1/53	1,786	1,791
Federal National Mortgage Association
Pool #FS4438 5.000%, 11/1/52	852	822
Pool #MA4785 5.000%, 10/1/52	859	828
	Par Value(1)	Value

Agency—continued
Pool #MA4805 4.500%, 11/1/52	$ 889	$ 833
Pool #MA4980 6.000%, 4/1/53	1,601	1,608
Pool #MA5072 5.500%, 7/1/53	851	838
		6,720

Non-Agency—5.9%
Ajax Mortgage Loan Trust
2019-D, A1 144A 2.956%, 9/25/65(5)(6)	203	187
2022-B, A1 144A 3.500%, 3/27/62(5)(6)	717	663
American Homes 4 Rent Trust
2014-SFR2, C 144A 4.705%, 10/17/36(5)	1,000	984
2015-SFR1, A 144A 3.467%, 4/17/52(5)	151	146
2015-SFR2, C 144A 4.691%, 10/17/52(5)	340	330
AMSR Trust
2021-SFR2, C 144A 1.877%, 8/17/38(5)	245	216
2021-SFR3, D 144A 2.177%, 10/17/38(5)	260	226
Arroyo Mortgage Trust
2019-1, A1 144A 3.805%, 1/25/49(5)(6)	410	376
2019-2, A1 144A 3.347%, 4/25/49(5)(6)	144	133
Benchmark Mortgage Trust 2023-B38, A2 5.626%, 4/15/56	360	357
BPR Trust 2022-OANA, A (1 month Term SOFR + 1.898%, Cap N/A, Floor 1.898%) 144A 7.221%, 4/15/37(5)(6)	435	427
BX Commercial Mortgage Trust 2019-XL, C (1 month Term SOFR + 1.364%, Cap N/A, Floor 1.250%) 144A 6.687%, 10/15/36(5)(6)	510	505

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
BX Trust
2019-OC11, D 144A 4.075%, 12/9/41(5)(6)	$ 660	$ 553
2022-CLS, A 144A 5.760%, 10/13/27(5)	663	651
CENT Trust 2023-CITY, A (1 month Term SOFR + 2.620%, Cap N/A, Floor 2.620%) 144A 7.943%, 9/15/28(5)(6)	340	342
Chase Mortgage Finance Corp.
2016-SH1, M2 144A 3.750%, 4/25/45(5)(6)	97	86
2016-SH2, M2 144A 3.750%, 12/25/45(5)(6)	334	294
CIM Trust 2022-R2, A1 144A 3.750%, 12/25/61(5)(6)	411	374
Citigroup Mortgage Loan Trust, Inc. 2018-RP1, A1 144A 3.000%, 9/25/64(5)(6)	225	215
COLT Mortgage Loan Trust 2022-5, A1 144A 4.550%, 4/25/67(5)(6)	437	415
CoreVest American Finance Trust
2019-3, C 144A 3.265%, 10/15/52(5)	400	336
2022-1, A 144A 4.744%, 6/17/55(5)(6)	435	418
Credit Suisse Mortgage Capital Certificates 2019-ICE4, A (1 month Term SOFR + 1.027%, Cap N/A, Floor 0.980%) 144A 6.350%, 5/15/36(5)(6)	923	921
Credit Suisse Mortgage Capital Trust 2020-RPL4, A1 144A 2.000%, 1/25/60(5)(6)	289	249
Deephaven Residential Mortgage Trust 2022-1, A1 144A 2.205%, 1/25/67(5)(6)	280	243
	Par Value(1)	Value

Non-Agency—continued
Ellington Financial Mortgage Trust 2019-2, A3 144A 3.046%, 11/25/59(5)(6)	$ 38	$ 35
Extended Stay America Trust 2021-ESH, C (1 month Term SOFR + 1.814%, Cap N/A, Floor 1.700%) 144A 7.137%, 7/15/38(5)(6)	469	459
FirstKey Homes Trust 2021-SFR1, D 144A 2.189%, 8/17/38(5)	530	465
Galton Funding Mortgage Trust 2018-1, A23 144A 3.500%, 11/25/57(5)(6)	15	14
INTOWN Mortgage Trust 2022-STAY, A (1 month Term SOFR + 2.489%, Cap N/A, Floor 2.489%) 144A 7.812%, 8/15/39(5)(6)	537	538
JPMBB Commercial Mortgage Securities Trust 2014-C18, AS 4.439%, 2/15/47(6)	559	554
JPMorgan Chase Mortgage Trust
2014-5, B2 144A 2.751%, 10/25/29(5)(6)	205	180
2017-3, 2A2 144A 2.500%, 8/25/47(5)(6)	77	65
LHOME Mortgage Trust 2021-RTL1, A1 144A 3.090%, 2/25/26(5)(6)	30	30
MetLife Securitization Trust
2017-1A, M1 144A 3.298%, 4/25/55(5)(6)	241	201
2019-1A, A1A 144A 3.750%, 4/25/58(5)(6)	42	41
MFA Trust 2022-NQM2, A1 144A 4.000%, 5/25/67(5)(6)	202	185
Mill City Mortgage Loan Trust
2017-3, B1 144A 3.250%, 1/25/61(5)(6)	416	335
2019-1, M2 144A 3.500%, 10/25/69(5)(6)	354	298

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(5)(6)	$ 36	$ 33
2016-3A, A1 144A 3.750%, 9/25/56(5)(6)	46	42
2016-3A, B1 144A 4.000%, 9/25/56(5)(6)	181	167
2016-4A, A1 144A 3.750%, 11/25/56(5)(6)	21	20
2016-4A, B1A 144A 4.500%, 11/25/56(5)(6)	942	881
2017-2A, A3 144A 4.000%, 3/25/57(5)(6)	738	685
2019-RPL2, M2 144A 3.750%, 2/25/59(5)(6)	440	359
ORL Trust 2023-GLKS, A (1 month Term SOFR + 2.350%, Cap N/A, Floor 2.350%) 144A 7.673%, 10/19/36(5)(6)	438	438
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 2.857%, 6/25/26(5)(6)	280	275
Progress Residential Trust
2019-SFR3, B 144A 2.571%, 9/17/36(5)	280	271
2021-SFR3, D 144A 2.288%, 5/17/26(5)	830	739
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(5)(6)	187	152
Residential Mortgage Loan Trust 2019-2, A1 144A 2.913%, 5/25/59(5)(6)	6	6
Sequoia Mortgage Trust 2013-8, B1 3.480%, 6/25/43(6)	69	65
Starwood Mortgage Residential Trust 2021-3, A3 144A 1.518%, 6/25/56(5)(6)	63	49
Towd Point Mortgage Trust
2016-4, B1 144A 3.957%, 7/25/56(5)(6)	480	439
2017-1, A2 144A 3.500%, 10/25/56(5)(6)	350	339
	Par Value(1)	Value

Non-Agency—continued
2017-1, M1 144A 3.750%, 10/25/56(5)(6)	$ 385	$ 362
2017-4, A2 144A 3.000%, 6/25/57(5)(6)	610	541
2018-6, A1B 144A 3.750%, 3/25/58(5)(6)	330	303
2018-6, A2 144A 3.750%, 3/25/58(5)(6)	480	406
2019-2, A2 144A 3.750%, 12/25/58(5)(6)	515	440
2019-4, A2 144A 3.250%, 10/25/59(5)(6)	445	373
2020-1, M1 144A 3.500%, 1/25/60(5)(6)	220	173
2021-1, A2 144A 2.750%, 11/25/61(5)(6)	465	356
Tricon American Homes Trust
2019-SFR1, C 144A 3.149%, 3/17/38(5)	590	550
2020-SFR2, D 144A 2.281%, 11/17/39(5)	660	561
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(5)	185	166
TVC Mortgage Trust 2020-RTL1, M 144A 6.193%, 9/25/24(5)(6)	520	519
VCAT LLC
2021-NPL3, A1 144A 1.743%, 5/25/51(5)(6)	126	119
2021-NPL4, A1 144A 1.868%, 8/25/51(5)(6)	352	332
Verus Securitization Trust
2019-4, M1 144A 3.207%, 11/25/59(5)(6)	220	194
2022-4, A1 144A 4.474%, 4/25/67(5)(6)	371	353
2022-5, A1 144A 3.800%, 4/25/67(5)(6)	639	581
2022-7, A1 144A 5.152%, 7/25/67(5)(6)	349	340
Visio Trust 2020-1R, A2 144A 1.567%, 11/25/55(5)	62	55
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	649	602

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(5)(6)	$ 119	$ 97
		25,430
Total Mortgage-Backed Securities (Identified Cost $34,423)		32,150

Asset-Backed Securities—5.3%
Automobiles—2.1%
ACC Auto Trust 2021-A, C 144A 3.790%, 4/15/27(5)	745	735
ACC Trust 2021-1, C 144A 2.080%, 12/20/24(5)	187	184
ACM Auto Trust 2023-2A, A 144A 7.970%, 6/20/30(5)	367	368
American Credit Acceptance Receivables Trust 2022-1, E 144A 3.640%, 3/13/28(5)	560	522
Avid Automobile Receivables Trust 2021-1, E 144A 3.390%, 4/17/28(5)	230	214
Avis Budget Rental Car Funding LLC (AESOP) 2019-2A, D 144A 3.040%, 9/22/25(5)	595	573
Carvana Auto Receivables Trust
2019-3A, E 144A 4.600%, 7/15/26(5)	509	505
2023-N4, C 144A 6.590%, 2/11/30(5)	485	488
Exeter Automobile Receivables Trust
2019-2A, E 144A 4.680%, 5/15/26(5)	670	668
	Par Value(1)	Value

Automobiles—continued
2023-3A, D 6.680%, 4/16/29	$ 530	$ 524
GLS Auto Receivables Issuer Trust
2019-4A, D 144A 4.090%, 8/17/26(5)	540	531
2022-2A, D 144A 6.150%, 4/17/28(5)	510	502
LAD Auto Receivables Trust
2023-1A, D 144A 7.300%, 6/17/30(5)	550	553
2023-2A, D 144A 6.300%, 2/15/31(5)	450	442
2023-4A, C 144A 6.760%, 3/15/29(5)	412	414
Lendbuzz Securitization Trust 2023-2A, A2 144A 7.090%, 10/16/28(5)	436	436
Lobel Automobile Receivables Trust 2023-1, B 144A 7.050%, 9/15/28(5)	535	528
OneMain Direct Auto Receivables Trust 2022-1A, C 144A 5.310%, 6/14/29(5)	410	396
Tricolor Auto Securitization Trust 2023-1A, C 144A 7.240%, 2/16/27(5)	554	553
		9,136

Consumer Loans—0.1%
Republic Finance Issuance Trust 2020-A, A 144A 2.470%, 11/20/30(5)	423	414
Upstart Securitization Trust 2022-2, A 144A 4.370%, 5/20/32(5)	110	109
		523

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Credit Card—0.4%
Avant Credit Card Master Trust 2021-1A, A 144A 1.370%, 4/15/27(5)	$ 590	$ 557
Mercury Financial Credit Card Master Trust 2023-1A, A 144A 8.040%, 9/20/27(5)	555	559
Mission Lane Credit Card Master Trust 2023-A, A 144A 7.230%, 7/17/28(5)	447	445
		1,561

Other—2.7%
Amur Equipment Finance Receivables IX LLC 2021-1A, C 144A 1.750%, 6/21/27(5)	710	677
Applebee’s Funding LLC 2023-1A, A2 144A 7.824%, 3/5/53(5)	422	424
Aqua Finance Trust
2017-A, A 144A 3.720%, 11/15/35(5)	15	15
2019-A, C 144A 4.010%, 7/16/40(5)	547	500
2020-AA, D 144A 7.150%, 7/17/46(5)	480	417
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(5)	566	504
BHG Securitization Trust 2023-B, A 144A 6.920%, 12/17/36(5)	320	322
BXG Receivables Note Trust 2020-A, B 144A 2.490%, 2/28/36(5)	247	226
Cajun Global LLC 2021-1, A2 144A 3.931%, 11/20/51(5)	335	292
CCG Receivables Trust 2023-1, A2 144A 5.820%, 9/16/30(5)	525	524
	Par Value(1)	Value

Other—continued
Conn’s Receivables Funding LLC 2022-A, B 144A 9.520%, 12/15/26(5)	$ 279	$ 280
Dext ABS LLC
2020-1, D 144A 7.210%, 2/15/28(5)	475	462
2023-2, B 144A 6.410%, 5/15/34(5)	405	407
Diamond Resorts Owner Trust 2021-1A, B 144A 2.050%, 11/21/33(5)	135	125
FAT Brands Royalty LLC 2021-1A, A2 144A 4.750%, 4/25/51(5)	587	546
Five Guys Holdings, Inc. 2023-1A, A2 144A 7.549%, 1/26/54(5)	405	408
Foundation Finance Trust 2019-1A, A 144A 3.860%, 11/15/34(5)	42	41
Hardee’s Funding LLC 2020-1A, A2 144A 3.981%, 12/20/50(5)	583	505
HIN Timeshare Trust 2020-A, C 144A 3.420%, 10/9/39(5)	78	72
Hotwire Funding LLC 2021-1, C 144A 4.459%, 11/20/51(5)	695	579
Jack in the Box Funding LLC 2022-1A, A2I 144A 3.445%, 2/26/52(5)	531	478
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(5)	431	400
Mariner Finance Issuance Trust 2020-AA, A 144A 2.190%, 8/21/34(5)	422	411
NBC Funding LLC 2021-1, A2 144A 2.989%, 7/30/51(5)	470	416

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Other—continued
Octane Receivables Trust
2020-1A, B 144A 1.980%, 6/20/25(5)	$ 316	$ 315
2023-3A, C 144A 6.740%, 8/20/29(5)	389	393
Orange Lake Timeshare Trust 2019-A, B 144A 3.360%, 4/9/38(5)	80	77
Pawneee Equipment Receivables LLC 2022-1, B 144A 5.400%, 7/17/28(5)	500	481
Progress Residential Trust 2021-SFR6, D 144A 2.225%, 7/17/38(5)	235	207
Purchasing Power Funding LLC 2021-A, B 144A 1.920%, 10/15/25(5)	51	51
Taco Bell Funding LLC 2016-1A, A23 144A 4.970%, 5/25/46(5)	352	342
ZAXBY’S Funding LLC 2021-1A, A2 144A 3.238%, 7/30/51(5)	691	582
		11,479
Total Asset-Backed Securities (Identified Cost $23,612)		22,699

Corporate Bonds and Notes—15.1%
Communication Services—1.0%
Altice France Holding S.A. 144A 6.000%, 2/15/28(5)	200	81
Altice France S.A.
144A 5.125%, 1/15/29(2)(5)	300	218
144A 5.125%, 7/15/29(2)(5)	175	125
AT&T, Inc. 5.400%, 2/15/34(2)	355	351
CCO Holdings LLC 144A 4.750%, 3/1/30(2)(5)	375	328
CSC Holdings LLC
5.250%, 6/1/24	270	257
144A 7.500%, 4/1/28(5)	365	250
	Par Value(1)	Value

Communication Services—continued
CT Trust 144A 5.125%, 2/3/32(5)	$ 450	$ 372
DISH DBS Corp.
5.875%, 11/15/24	260	228
7.750%, 7/1/26	355	212
Gray Television, Inc. 144A 7.000%, 5/15/27(2)(5)	350	318
Level 3 Financing, Inc. 144A 3.625%, 1/15/29(5)	335	121
Millennium Escrow Corp. 144A 6.625%, 8/1/26(5)	350	270
Rackspace Technology Global, Inc. 144A 5.375%, 12/1/28(5)	490	147
Sprint Capital Corp. 8.750%, 3/15/32(2)	295	352
Telecomunicaciones Digitales S.A. 144A 4.500%, 1/30/30(5)	600	494
Telesat Canada 144A 6.500%, 10/15/27(5)	270	127
		4,251

Consumer Discretionary—1.2%
Ashtead Capital, Inc. 144A 5.500%, 8/11/32(2)(5)	260	248
Carnival Corp. 144A 7.000%, 8/15/29(2)(5)	55	56
Churchill Downs, Inc. 144A 6.750%, 5/1/31(2)(5)	190	187
Clarios Global LP 144A 6.750%, 5/15/28(2)(5)	40	40
Ford Motor Co. 3.250%, 2/12/32(2)	170	136
Ford Motor Credit Co. LLC 7.350%, 3/6/30(2)	330	343
Genuine Parts Co. 6.875%, 11/1/33(2)	325	345
Jacobs Entertainment, Inc. 144A 6.750%, 2/15/29(2)(5)	323	289
MDC Holdings, Inc. 3.966%, 8/6/61(2)	300	178
NCL Finance Ltd. 144A 6.125%, 3/15/28(5)	280	254

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Consumer Discretionary—continued
Newell Brands, Inc. 6.625%, 9/15/29(2)	$ 373	$ 364
NMG Holding Co., Inc. 144A 7.125%, 4/1/26(5)	355	333
Nordstrom, Inc. 4.250%, 8/1/31(2)	380	300
Ontario Gaming GTA LP 144A 8.000%, 8/1/30(2)(5)	290	293
PetSmart, Inc. 144A 7.750%, 2/15/29(2)(5)	420	396
Premier Entertainment Sub LLC 144A 5.625%, 9/1/29(5)	282	204
PulteGroup, Inc.
7.875%, 6/15/32(2)	155	175
6.375%, 5/15/33(2)	155	160
Royal Caribbean Cruises Ltd. 144A 9.250%, 1/15/29(2)(5)	18	19
Tapestry, Inc. 7.850%, 11/27/33	460	467
Weekley Homes LLC 144A 4.875%, 9/15/28(2)(5)	355	325
		5,112

Consumer Staples—0.4%
BAT Capital Corp. 7.750%, 10/19/32(2)	305	337
Central American Bottling Corp. 144A 5.250%, 4/27/29(5)	225	205
Coty, Inc. 144A 6.625%, 7/15/30(2)(5)	195	196
HLF Financing S.a.r.l. LLC 144A 4.875%, 6/1/29(5)	220	156
Minerva Luxembourg S.A. 144A 8.875%, 9/13/33(5)	310	312
Pilgrim’s Pride Corp. 6.250%, 7/1/33(2)	273	269
Sigma Holdco B.V. 144A 7.875%, 5/15/26(5)	200	172
		1,647

	Par Value(1)	Value

Energy—2.7%
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(2)(5)	$ 295	$ 294
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(2)(5)	410	410
BP Capital Markets plc 4.875% (2)(7)	465	418
CITGO Petroleum Corp. 144A 7.000%, 6/15/25(5)	240	237
Civitas Resources, Inc. 144A 8.750%, 7/1/31(2)(5)	225	233
Columbia Pipelines Operating Co. LLC
144A 6.036%, 11/15/33(2)(5)	325	328
144A 6.714%, 8/15/63(2)(5)	50	52
Coronado Finance Pty Ltd. 144A 10.750%, 5/15/26(2)(5)	526	548
CrownRock LP
144A 5.625%, 10/15/25(2)(5)	85	84
144A 5.000%, 5/1/29(2)(5)	170	163
DT Midstream, Inc. 144A 4.125%, 6/15/29(2)(5)	295	265
Ecopetrol S.A.
4.625%, 11/2/31	260	207
8.875%, 1/13/33	330	339
Enbridge, Inc. 7.625%, 1/15/83(2)	435	411
Enerflex Ltd. 144A 9.000%, 10/15/27(2)(5)	263	248
Energy Transfer LP Series H 6.500% (2)(7)	350	328
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(2)(5)	515	403
Genesis Energy LP 8.875%, 4/15/30(2)	370	376
Greensaif Pipelines Bidco S.a.r.l. 144A 6.129%, 2/23/38(5)	250	250

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
Helix Energy Solutions Group, Inc. 144A 9.750%, 3/1/29(5)	$ 275	$ 274
Hilcorp Energy I LP 144A 5.750%, 2/1/29(2)(5)	305	287
International Petroleum Corp. 144A, RegS 7.250%, 2/1/27(4)(5)	380	353
KazMunayGas National Co. JSC 144A 6.375%, 10/24/48(5)	365	310
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	315	341
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(2)(5)	380	369
Mesquite Energy, Inc. 144A 7.250%, 2/15/24(5)	105	8
Nabors Industries Ltd. 144A 7.250%, 1/15/26(5)	285	272
Northriver Midstream Finance LP 144A 5.625%, 2/15/26(2)(5)	185	180
Occidental Petroleum Corp. 6.125%, 1/1/31(2)	420	424
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (5)(7)(8)(9)	26	— (10)
Pertamina Persero PT 144A 2.300%, 2/9/31(5)	480	390
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(3)(5)	665	80
Petroleos Mexicanos
6.500%, 3/13/27	450	404
6.700%, 2/16/32	375	291
7.690%, 1/23/50	505	334
Petronas Capital Ltd. 144A 3.500%, 4/21/30(5)	235	213
Reliance Industries Ltd. 144A 2.875%, 1/12/32(5)	320	262
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(4)	280	283
Teine Energy Ltd. 144A 6.875%, 4/15/29(2)(5)	330	312
	Par Value(1)	Value

Energy—continued
Transocean, Inc.
144A 11.500%, 1/30/27(5)	$ 45	$ 47
144A 8.750%, 2/15/30(2)(5)	271	277
Venture Global Calcasieu Pass LLC
144A 3.875%, 8/15/29(2)(5)	40	35
144A 4.125%, 8/15/31(2)(5)	340	293
Viper Energy, Inc. 144A 7.375%, 11/1/31(2)(5)	45	46
		11,679

Financials—4.3%
Acrisure LLC 144A 7.000%, 11/15/25(5)	425	420
Allianz SE 144A 6.350%, 9/6/53(2)(5)	200	200
Allstate Corp. (The) Series B (3 month Term SOFR + 3.200%) 8.579%, 8/15/53(2)(6)	340	335
American Express Co. 5.625%, 7/28/34(2)	360	356
Ascot Group Ltd. 144A 4.250%, 12/15/30(2)(5)	580	446
Banco Mercantil del Norte S.A. 144A 6.625% (5)(7)	620	512
Banco Santander Chile 144A 3.177%, 10/26/31(5)	555	461
Bank of America Corp.
5.015%, 7/22/33	365	347
2.482%, 9/21/36	470	355
Bank of New York Mellon Corp. (The) Series G 4.700% (2)(7)	530	517
Barclays plc 7.437%, 11/2/33(2)	445	474
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(5)	485	433
Blackstone Private Credit Fund 2.625%, 12/15/26(2)	317	279
Blue Owl Credit Income Corp. 4.700%, 2/8/27(2)	319	294
Blue Owl Finance LLC 144A 3.125%, 6/10/31(2)(5)	415	322

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
BPCE S.A. 144A 7.003%, 10/19/34(5)	$ 250	$ 258
BroadStreet Partners, Inc. 144A 5.875%, 4/15/29(5)	270	245
Brookfield Finance, Inc. 6.350%, 1/5/34	245	247
Capital One Financial Corp. 2.359%, 7/29/32(2)	255	181
Charles Schwab Corp. (The) Series H 4.000% (7)	445	336
Citadel LP 144A 4.875%, 1/15/27(2)(5)	295	285
Citigroup, Inc.
6.270%, 11/17/33	240	248
6.174%, 5/25/34(2)	329	326
Citizens Bank N.A. 2.250%, 4/28/25(2)	315	297
Cobra AcquisitionCo. LLC 144A 6.375%, 11/1/29(5)	333	243
Corebridge Financial, Inc. 6.875%, 12/15/52(2)	326	313
Discover Bank 4.650%, 9/13/28(2)	250	228
Drawbridge Special Opportunities Fund LP 144A 3.875%, 2/15/26(2)(5)	720	650
Export-Import Bank Korea 5.125%, 1/11/33	365	366
Fifth Third Bancorp 4.337%, 4/25/33(2)	300	263
First American Financial Corp. 4.000%, 5/15/30(2)	300	260
Global Atlantic Fin Co. 144A 7.950%, 6/15/33(2)(5)	169	182
Global Payments, Inc. 2.900%, 5/15/30(2)	400	341
Goldman Sachs Group, Inc. (The)
3.102%, 2/24/33(2)	320	264
6.450%, 5/1/36(2)	255	263
Huntington Bancshares, Inc. 2.550%, 2/4/30(2)	340	280
	Par Value(1)	Value

Financials—continued
JPMorgan Chase & Co. 1.953%, 2/4/32(2)	$ 570	$ 448
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(2)(5)	210	194
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(2)(5)	320	261
Lincoln National Corp. (3 month LIBOR + 2.040%) 7.717%, 4/20/67(2)(6)	515	314
MetLife, Inc. Series G 3.850% (2)(7)	340	320
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(2)(5)	475	413
Morgan Stanley
6.342%, 10/18/33(2)	480	497
5.948%, 1/19/38(2)	253	245
MSCI, Inc. 144A 3.625%, 9/1/30(2)(5)	256	223
National Rural Utilities Cooperative Finance Corp. (3 month Term SOFR + 3.172%) 8.562%, 4/30/43(2)(6)	270	266
Nationstar Mortgage Holdings, Inc. 144A 5.750%, 11/15/31(2)(5)	195	170
NCR Atleos Corp. 144A 9.500%, 4/1/29(2)(5)	214	221
Nippon Life Insurance Co. 144A 6.250%, 9/13/53(2)(5)	200	202
Northern Trust Corp. 6.125%, 11/2/32	235	242
Prudential Financial, Inc.
5.125%, 3/1/52(2)	148	131
6.750%, 3/1/53(2)	200	199
State Street Corp. 4.821%, 1/26/34(2)	293	275
Synchrony Financial
4.875%, 6/13/25(2)	80	77
3.700%, 8/4/26(2)	117	107
Texas Capital Bancshares, Inc. 4.000%, 5/6/31(2)	495	424

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Toronto-Dominion Bank (The) 8.125%, 10/31/82	$ 275	$ 277
UBS Group AG
144A 9.250%(2)(5)(7)	35	37
144A 4.988%, 8/5/33(5)	375	345
Wells Fargo & Co.
5.389%, 4/24/34(2)	270	260
Series BB 3.900%(2)(7)	470	424
		18,399

Health Care—1.3%
Akumin, Inc. 144A 7.000%, 11/1/25(5)(11)	400	321
Bausch Health Cos., Inc.
144A 6.125%, 2/1/27(5)	35	19
144A 11.000%, 9/30/28(5)	86	54
144A 14.000%, 10/15/30(5)	16	8
Catalent Pharma Solutions, Inc. 144A 3.500%, 4/1/30(2)(5)	395	330
Cheplapharm Arzneimittel GmbH 144A 5.500%, 1/15/28(2)(5)	418	388
Community Health Systems, Inc.
144A 6.875%, 4/15/29(5)	35	21
144A 6.125%, 4/1/30(5)	405	226
144A 4.750%, 2/15/31(2)(5)	285	209
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30	520	446
Endo Dac 144A 9.500%, 7/31/27(3)(5)	94	7
HCA, Inc. 5.500%, 6/1/33(2)	340	334
IQVIA, Inc.
144A 5.700%, 5/15/28(2)(5)	200	199
144A 6.250%, 2/1/29(5)	145	147
Lannett Co., Inc. 144A 7.750%, 4/15/26(5)(8)	135	7
LifePoint Health, Inc. 144A 9.875%, 8/15/30(2)(5)	525	511
Medline Borrower LP 144A 5.250%, 10/1/29(5)	205	186
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(5)(11)	187	118
	Par Value(1)	Value

Health Care—continued
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(5)	$ 211	$ 209
144A 10.000%, 4/15/27(5)	85	86
Team Health Holdings, Inc. 144A 6.375%, 2/1/25(5)	395	330
Teva Pharmaceutical Finance Netherlands III B.V. 4.750%, 5/9/27	230	215
Universal Health Services, Inc. 2.650%, 1/15/32(2)	460	362
Viatris, Inc.
2.700%, 6/22/30(2)	325	264
4.000%, 6/22/50(2)	135	88
Zimmer Biomet Holdings, Inc. 3.550%, 3/20/30(2)	500	439
		5,524

Industrials—1.2%
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 2/15/29(2)(5)	493	470
Aviation Capital Group LLC 144A 3.500%, 11/1/27(2)(5)	275	247
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(2)(5)	265	252
Boeing Co. (The)
3.750%, 2/1/50(2)	205	149
5.930%, 5/1/60(2)	147	143
Chart Industries, Inc. 144A 9.500%, 1/1/31(2)(5)	255	272
Concentrix Corp. 6.650%, 8/2/26(2)	260	262
CoStar Group, Inc. 144A 2.800%, 7/15/30(2)(5)	448	368
GFL Environmental, Inc. 144A 6.750%, 1/15/31(5)	20	20
Global Infrastructure Solutions, Inc. 144A 7.500%, 4/15/32(2)(5)	360	314
Hertz Corp. (The) 144A 5.000%, 12/1/29(5)	320	246

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Industrials—continued
Icahn Enterprises LP
6.250%, 5/15/26(2)	$ 245	$ 231
5.250%, 5/15/27(2)	40	36
LBM Acquisition LLC 144A 6.250%, 1/15/29(5)	195	163
Neptune Bidco U.S., Inc. 144A 9.290%, 4/15/29(2)(5)	165	153
Regal Rexnord Corp. 144A 6.400%, 4/15/33(2)(5)	554	546
Sempra Global 144A 3.250%, 1/15/32(2)(5)	534	423
TransDigm, Inc. 5.500%, 11/15/27(2)	220	212
United Airlines Pass-Through Trust 2023-1, A 5.800%, 7/15/37(2)	296	284
Veralto Corp. 144A 5.450%, 9/18/33(5)	245	244
VistaJet Malta Finance plc 144A 9.500%, 6/1/28(2)(5)	420	348
		5,383

Information Technology—0.5%
Booz Allen Hamilton, Inc.
144A 3.875%, 9/1/28(2)(5)	245	225
144A 4.000%, 7/1/29(2)(5)	275	251
CommScope Technologies LLC 144A 6.000%, 6/15/25(5)	270	212
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(2)(5)	75	71
144A 6.500%, 10/15/28(2)(5)	115	104
Dell International LLC 8.100%, 7/15/36(2)	204	240
GTCR W-2 Merger Sub LLC 144A 7.500%, 1/15/31(2)(5)	236	240
Kyndryl Holdings, Inc. 3.150%, 10/15/31(2)	255	203
	Par Value(1)	Value

Information Technology—continued
Leidos, Inc. 2.300%, 2/15/31(2)	$ 310	$ 248
Viasat, Inc. 144A 5.625%, 9/15/25(5)	445	425
		2,219

Materials—1.0%
ArcelorMittal S.A. 6.800%, 11/29/32(2)	170	175
ASP Unifrax Holdings, Inc. 144A 5.250%, 9/30/28(5)	565	388
Bayport Polymers LLC 144A 5.140%, 4/14/32(2)(5)	470	427
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(2)(5)	180	180
Corp. Nacional del Cobre de Chile 144A 5.950%, 1/8/34(5)	200	196
FMG Resources August 2006 Pty Ltd. 144A 5.875%, 4/15/30(2)(5)	275	264
Illuminate Buyer LLC 144A 9.000%, 7/1/28(5)	234	220
INEOS Quattro Finance 2 plc 144A 9.625%, 3/15/29(5)	200	207
LSB Industries, Inc. 144A 6.250%, 10/15/28(2)(5)	375	350
Mauser Packaging Solutions Holding Co. 144A 7.875%, 8/15/26(2)(5)	245	243
New Enterprise Stone & Lime Co., Inc. 144A 9.750%, 7/15/28(5)	450	449
Taseko Mines Ltd. 144A 7.000%, 2/15/26(2)(5)	345	323
Teck Resources Ltd. 6.125%, 10/1/35(2)	250	249
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(5)	382	347

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Materials—continued
WR Grace Holdings LLC 144A 5.625%, 8/15/29(5)	$ 124	$ 104
		4,122

Real Estate—0.6%
Ashton Woods USA LLC 144A 4.625%, 4/1/30(2)(5)	500	417
EPR Properties 4.750%, 12/15/26(2)	455	428
GLP Capital LP
3.250%, 1/15/32(2)	47	38
6.750%, 12/1/33	320	323
MPT Operating Partnership LP
4.625%, 8/1/29(2)	140	100
3.500%, 3/15/31(2)	270	166
Office Properties Income Trust 4.500%, 2/1/25(2)	490	437
VICI Properties LP
4.950%, 2/15/30(2)	135	126
5.125%, 5/15/32(2)	135	124
144A 4.625%, 6/15/25(2)(5)	65	63
144A 5.750%, 2/1/27(2)(5)	190	187
		2,409

Utilities—0.9%
CMS Energy Corp. 4.750%, 6/1/50	570	492
Electricite de France S.A.
144A 6.250%, 5/23/33(2)(5)	200	207
144A 6.900%, 5/23/53(2)(5)	200	206
Enel Finance International N.V. 144A 7.500%, 10/14/32(5)	260	285
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(5)	325	323
Ferrellgas LP
144A 5.375%, 4/1/26(2)(5)	125	120
144A 5.875%, 4/1/29(2)(5)	130	120
KeySpan Gas East Corp. 144A 5.994%, 3/6/33(5)	340	334
	Par Value(1)	Value

Utilities—continued
NRG Energy, Inc. 144A 7.000%, 3/15/33(2)(5)	$ 370	$ 374
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 144A 4.125%, 5/15/27(5)	485	465
Southern Co. (The) Series 21-A 3.750%, 9/15/51(2)	523	458
Sunnova Energy Corp. 144A 5.875%, 9/1/26(2)(5)	400	324
Vistra Corp. 144A 8.000% (2)(5)(7)	190	186
		3,894
Total Corporate Bonds and Notes (Identified Cost $70,855)		64,639

Leveraged Loans—5.0%
Aerospace—0.4%
Amentum Government Services Holdings LLC (1 month Term SOFR + 4.000%) 9.331%, 2/15/29(6)	163	162
Brown Group Holding LLC (1 month Term SOFR + 2.850%) 8.198%, 6/7/28(6)	205	203
Dynasty Acquisition Co., Inc.
2023, Tranche B-1 (1 month Term SOFR + 4.000%) 9.348%, 8/24/28(6)	157	157
2023, Tranche B-2 (1 month Term SOFR + 4.000%) 9.348%, 8/24/28(6)	67	67
Kestrel Bidco, Inc. (1 month Term SOFR + 3.100%) 8.443%, 12/11/26(6)	184	180

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Aerospace—continued
Mileage Plus Holdings LLC (3 month Term SOFR + 5.400%) 10.798%, 6/21/27(6)	$ 225	$ 232
Peraton Corp. Tranche B, First Lien (1 month Term SOFR + 3.850%) 9.198%, 2/1/28(6)	356	353
Transdigm, Inc. Tranche J (1 month Term SOFR + 3.250%) 0.000%, 2/14/31(6)(12)	30	30
TransDigm, Inc. Tranche I (3 month Term SOFR + 3.250%) 8.640%, 8/24/28(6)	136	136
		1,520

Chemicals—0.2%
Ineos Finance plc 2027 (1 month Term SOFR + 3.850%) 9.198%, 11/8/27(6)	207	206
LSF11 A5 Holdco LLC (1 month Term SOFR + 4.350%) 9.698%, 10/15/28(6)	174	173
Nouryon Finance B.V. (3 month Term SOFR + 4.100%) 9.467%, 4/3/28(6)	165	164
Windsor Holdings III LLC Tranche B (1 month Term SOFR + 4.500%) 9.820%, 8/1/30(6)	150	150
		693

Consumer Non-Durables—0.1%
DS Parent, Inc. Tranche B (6 month Term SOFR + 6.000%) 11.337%, 12/8/28(6)	210	209
	Par Value(1)	Value

Consumer Non-Durables—continued
Kronos Acquisition Holdings, Inc. Tranche B-1 (3 month Term SOFR + 4.012%) 9.402%, 12/22/26(6)	$ 363	$ 360
		569

Energy—0.3%
GIP Pilot Acquisition Partners LP (3 month Term SOFR + 3.000%) 8.388%, 10/4/30(6)	50	50
Hamilton Projects Acquiror LLC (1 month Term SOFR + 4.614%) 9.963%, 6/17/27(6)	253	253
Medallion Midland Acquisition LLC (3 month Term SOFR + 4.012%) 9.402%, 10/18/28(6)	179	179
Oryx Midstream Services Permian Basin LLC 2023 (1 month Term SOFR + 3.364%) 8.694 - 8.710%, 10/5/28(6)	196	196
Traverse Midstream Partners LLC 2023, Tranche B (3 month Term SOFR + 3.850%) 9.240%, 2/16/28(6)	379	379
		1,057

Financials—0.2%
Acrisure LLC 2023 (3 month Term SOFR + 4.500%) 9.888%, 10/18/30(6)	115	114
AssuredPartners, Inc.
2020 (1 month Term SOFR + 3.614%) 0.000%, 2/12/27(6)(12)	155	155
2023 (1 month Term SOFR + 3.750%) 9.098%, 2/12/27(6)	25	25

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Asurion LLC Tranche B-9 (1 month Term SOFR + 3.364%) 8.713%, 7/31/27(6)	$ 213	$ 208
Blackhawk Network Holdings, Inc. First Lien (3 month Term SOFR + 2.750%) 8.138%, 6/15/25(6)	210	209
Castlelake Aviation One Designated Activity Co. 2023 (3 month Term SOFR + 3.012%) 8.421%, 10/22/27(6)	253	253
		964

Food / Tobacco—0.3%
Del Monte Foods, Inc. (1 month Term SOFR + 4.350% - 3 month PRIME + 3.250%) 9.698% - 11.750%, 5/16/29(6)	273	269
Froneri U.S., Inc. Tranche B-2 (1 month Term SOFR + 2.350%) 7.698%, 1/29/27(6)	358	358
Naked Juice LLC (3 month Term SOFR + 3.350%) 8.740%, 1/24/29(6)	288	269
Pegasus Bidco B.V. Tranche B-2 (3 month Term SOFR + 4.250%) 9.630%, 7/12/29(6)	189	188
Shearer’s Foods LLC First Lien (1 month Term SOFR + 3.614%) 8.963%, 9/23/27(6)	188	188
Triton Water Holdings, Inc. First Lien (3 month Term SOFR + 3.512%) 8.902%, 3/31/28(6)	179	176
		1,448

	Par Value(1)	Value

Forest Prod / Containers—0.1%
Klockner Pentaplast of America, Inc. Tranche B (6 month Term SOFR + 4.975%) 10.476%, 2/12/26(6)	$ 194	$ 178
Mauser Packaging Solutions Holding Co. (1 month Term SOFR + 4.000%) 9.320%, 8/14/26(6)	144	143
TricorBraun, Inc. (1 month Term SOFR + 3.364%) 8.713%, 3/3/28(6)	180	176
		497

Gaming / Leisure—0.4%
Caesars Entertainment, Inc. Tranche B (1 month Term SOFR + 3.350%) 8.698%, 2/6/30(6)	124	124
Carnival Corp. (1 month Term SOFR + 3.000%) 8.321%, 8/9/27(6)	170	168
ECL Entertainment LLC Tranche B (3 month Term SOFR + 4.750%) 10.140%, 9/3/30(6)	185	184
J&J Ventures Gaming LLC (3 month Term SOFR + 4.262%) 9.652%, 4/26/28(6)	220	215
Ontario Gaming GTA Ltd. Partnership Tranche B (3 month Term SOFR + 4.250%) 9.640%, 8/1/30(6)	75	75
Playa Hotels & Resorts B.V. (1 month Term SOFR + 4.250%) 9.580%, 1/5/29(6)	194	195
Raptor Acquisition Corp. Tranche B (3 month Term SOFR + 4.262%) 9.658%, 11/1/26(6)	114	114

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Gaming / Leisure—continued
Scientific Games Holdings LP (3 month Term SOFR + 3.500%) 8.914%, 4/4/29(6)	$ 264	$ 262
UFC Holdings LLC Tranche B-3 (3 month Term SOFR + 3.012%) 8.399%, 4/29/26(6)	390	391
		1,728

Health Care—0.7%
Amneal Pharmaceuticals LLC (1 month Term SOFR + 5.500%) 10.822%, 5/4/28(6)	165	157
Bausch & Lomb Corp. (1 month Term SOFR + 4.000%) 9.348%, 9/14/28(6)	120	117
CHG Healthcare Services, Inc. First Lien (1 month Term SOFR + 3.364%) 8.713%, 9/29/28(6)	155	154
Financiere Mendel Tranche B (3 month Term SOFR + 4.250%) 9.616%, 11/12/30(6)	65	65
Gainwell Acquisition Corp. Tranche B (3 month Term SOFR + 4.100%) 9.490%, 10/1/27(6)	182	176
Hunter Holdco 3 Ltd. First Lien (3 month Term SOFR + 4.350%) 9.740%, 8/19/28(6)	190	187
IVC Acquisition Ltd. (1 month Term SOFR + 5.500%) 0.000%, 11/17/28(6)(12)	110	109
Packaging Coordinators Midco, Inc. Tranche B, First Lien (3 month Term SOFR + 3.762%) 9.152%, 11/30/27(6)	209	208
	Par Value(1)	Value

Health Care—continued
Phoenix Guarantor, Inc. Tranche B-1 (1 month Term SOFR + 3.364%) 8.713%, 3/5/26(6)	$ 384	$ 383
Phoenix Newco, Inc. First Lien (1 month Term SOFR + 3.364%) 8.713%, 11/15/28(6)	128	128
Sotera Health Holdings LLC (1 month Term SOFR + 3.750%) 9.091%, 12/11/26(6)	110	110
Star Parent, Inc. Tranche B (1 month Term SOFR + 4.000%) 9.386%, 9/28/30(6)	370	361
Sunshine Luxembourg VII S.a.r.l. Tranche B-3 (3 month Term SOFR + 3.850%) 9.240%, 10/1/26(6)	260	261
Upstream Newco, Inc. 2021 (1-3 month Term SOFR + 4.512%) 9.713% - 9.895%, 11/20/26(6)	228	212
Viant Medical Holdings, Inc. First Lien (1 month Term SOFR + 3.864%) 9.213%, 7/2/25(6)	306	301
		2,929

Housing—0.1%
SRS Distribution, Inc.
2021 (1 month Term SOFR + 3.614%) 8.963%, 6/2/28(6)	166	164
2022 (1 month Term SOFR + 3.600%) 8.948%, 6/2/28(6)	34	34
		198

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Information Technology—0.7%
Applied Systems, Inc.
2026 (3 month Term SOFR + 4.500%) 9.890%, 9/18/26(6)	$ 169	$ 170
Second Lien (3 month Term SOFR + 6.750%) 12.140%, 9/17/27(6)	208	209
Central Parent LLC Tranche B (3 month Term SOFR + 4.000%) 9.406%, 7/6/29(6)	378	378
ConnectWise LLC (1 month Term SOFR + 3.614%) 8.963%, 9/29/28(6)	107	104
Epicor Software Corp.
Tranche C (1 month Term SOFR + 3.364%) 8.713%, 7/30/27(6)	192	193
Tranche D, First Lien (1 month Term SOFR + 3.750%) 9.098%, 7/30/27(6)	15	15
GTCR W Merger Sub LLC Tranche B (1 month Term SOFR + 3.000%) 0.000%, 9/20/30(6)(12)	100	100
Indicor LLC (3 month Term SOFR + 4.500%) 9.890%, 11/22/29(6)	244	244
Mosel Bidco SE Tranche B (3 month Term SOFR + 4.750%) 10.136%, 9/16/30(6)	113	113
NCR Atleos LLC Tranche B (1 month Term SOFR + 4.850%) 10.198%, 3/27/29(6)	360	351
Polaris Newco LLC First Lien (1 month Term SOFR + 4.114%) 9.463%, 6/2/28(6)	195	189
Project Ruby Ultimate Parent Corp. First Lien (1 month Term SOFR + 3.364%) 8.713%, 3/10/28(6)	252	250
	Par Value(1)	Value

Information Technology—continued
Proofpoint, Inc. (1 month Term SOFR + 3.364%) 8.713%, 8/31/28(6)	$ 107	$ 106
RealPage, Inc. First Lien (1 month Term SOFR + 3.114%) 8.463%, 4/24/28(6)	179	175
Sophia LP Tranche B (1 month Term SOFR + 3.600%) 8.948%, 10/7/27(6)	246	246
UKG, Inc.
2021, Second Lien (3 month Term SOFR + 5.350%) 10.764%, 5/3/27(6)	20	20
2021-2, First Lien (3 month Term SOFR + 3.350%) 8.764%, 5/4/26(6)	210	209
		3,072

Manufacturing—0.3%
Alliance Laundry Systems LLC Tranche B (3 month Term SOFR + 3.600%) 8.994%, 10/8/27(6)	173	172
Arcline FM Holdings LLC
First Lien (3 month Term SOFR + 5.012%) 10.402%, 6/23/28(6)	166	163
Second Lien (3 month Term SOFR + 8.250%) 13.902%, 6/25/29(6)	95	89
Chart Industries, Inc. Tranche B (1 month Term SOFR + 3.350%) 8.670%, 3/15/30(6)	174	174
CPM Holdings, Inc. (1 month Term SOFR + 4.500%) 9.827%, 9/28/28(6)	200	200
Madison IAQ LLC (1 month Term SOFR + 3.364%) 0.000%, 6/21/28(6)(12)	170	168

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Manufacturing—continued
Safe Fleet Holdings LLC 2022 (1 month Term SOFR + 3.850%) 9.191%, 2/23/29(6)	$ 243	$ 243
Star U.S. Bidco LLC (1 month Term SOFR + 4.350%) 9.698%, 3/17/27(6)	210	210
		1,419

Media / Telecom - Broadcasting—0.1%
Terrier Media Buyer, Inc. 2021, Tranche B (3 month Term SOFR + 3.600%) 8.990%, 12/17/26(6)	185	169
Univision Communications, Inc. 2021 (1 month Term SOFR + 3.364%) 8.713%, 3/15/26(6)	353	353
		522

Media / Telecom - Cable/Wireless Video—0.1%
DIRECTV Financing LLC (1-3 month Term SOFR + 5.262%) 10.463 - 10.650%, 8/2/27(6)	319	313
Eagle Broadband Investments LLC (3 month Term SOFR + 3.262%) 8.652%, 11/12/27(6)	174	169
		482

Media / Telecom - Diversified Media—0.1%
Century DE Buyer LLC (3 month Term SOFR + 4.000%) 9.390%, 10/30/30(6)	125	125
McGraw-Hill Education, Inc. (1 month Term SOFR + 4.864%) 10.213%, 7/28/28(6)	216	212
	Par Value(1)	Value

Media / Telecom - Diversified Media—continued
Neptune Bidco U.S., Inc. Tranche B (3 month Term SOFR + 5.100%) 10.507%, 4/11/29(6)	$ 219	$ 196
		533

Metals / Minerals—0.1%
Arsenal Aic Parent LLC Tranche B (1 month Term SOFR + 4.500%) 9.848%, 8/19/30(6)	95	95
Covia Holdings Corp. (3 month Term SOFR + 4.262%) 9.676%, 7/31/26(6)	275	272
		367

Retail—0.1%
CNT Holdings I Corp. First Lien (3 month Term SOFR + 3.500%) 8.926%, 11/8/27(6)	204	204
PetsMart LLC (1 month Term SOFR + 3.850%) 9.198%, 2/11/28(6)	165	163
		367

Service—0.5%
AlixPartners LLP (1 month Term SOFR + 2.864%) 8.213%, 2/4/28(6)	50	50
Ascend Learning LLC (1 month Term SOFR + 3.600%) 8.948%, 12/11/28(6)	283	276
BrightView Landscapes LLC Tranche B (3 month Term SOFR + 3.250%) 8.633%, 4/20/29(6)	223	222

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Service—continued
DG Investment Intermediate Holdings 2, Inc. 2022 (1 month Term SOFR + 4.750%) 10.098%, 3/31/28(6)	$ 199	$ 198
DXP Enterprises, Inc. (3 month Term SOFR + 4.850%) 10.291%, 10/15/30(6)	130	130
Garda World Security Corp. Tranche B-2 (3 month Term SOFR + 4.350%) 9.746%, 10/30/26(6)	75	75
Grab Holdings, Inc. (1 month Term SOFR + 4.614%) 9.963%, 1/29/26(6)	124	125
Kuehg Corp. (3 month Term SOFR + 5.000%) 10.390%, 6/12/30(6)	275	275
NAB Holdings LLC First Lien (3 month Term SOFR + 3.150%) 8.540%, 11/23/28(6)	187	186
Sedgwick Claims Management Services, Inc. 2023 (1 month Term SOFR + 3.750%) 9.098%, 2/24/28(6)	194	194
St. George’s University Scholastic Services LLC (1 month Term SOFR + 3.350%) 8.698%, 2/10/29(6)	202	201
The Hertz Corp. 2023 (1 month Term SOFR + 3.750%) 9.080%, 6/30/28(6)	103	102
	Par Value(1)	Value

Service—continued
TMF Sapphire Bidco B.V. Tranche B-2 (3 month Term SOFR + 5.000%) 10.414%, 5/3/28(6)	$ 125	$ 125
Trugreen Ltd. Partnership First Lien (1 month Term SOFR + 4.100%) 9.448%, 11/2/27(6)	175	164
		2,323

Transportation - Automotive—0.1%
American Axle & Manufacturing, Inc. Tranche B, First Lien (1-3 month Term SOFR + 3.600%) 8.921 - 9.007%, 12/13/29(6)	125	125
Clarios Global LP 2023 (1 month Term SOFR + 3.750%) 9.098%, 5/6/30(6)	150	150
PAI Holdco, Inc. Tranche B (3 month Term SOFR + 4.012%) 9.395%, 10/28/27(6)	162	149
		424

Utilities—0.1%
Brookfield WEC Holdings, Inc. (1 month Term SOFR + 2.864%) 8.213%, 8/1/25(6)	206	206

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Par Value(1)	Value

Utilities—continued
Generation Bridge Northeast LLC Tranche B (1 month Term SOFR + 4.250%) 9.598%, 8/7/29(6)	$ 84	$ 85
		291

Total Leveraged Loans (Identified Cost $21,380)		21,403

	Shares
Preferred Stocks—0.3%
Financials—0.3%
Capital Farm Credit ACA Series 1 144A, 5.000%(2)(5)	310 (13)	282
JPMorgan Chase & Co. Series HH, 4.600%(2)	285 (13)	274
MetLife, Inc. Series D, 5.875%(2)	209 (13)	198
Truist Financial Corp. Series Q, 5.100%(2)	375 (13)	322
Zions Bancorp NA, 9.561%	17,485	441
		1,517
Total Preferred Stocks (Identified Cost $1,672)		1,517

Common Stocks—105.3%
Communication Services—2.2%
Cellnex Telecom S.A.	251,291	9,584
Consumer Discretionary—0.0%
MYT Holding LLC Class B(8)(14)	22,362	3
NMG Parent LLC(8)(14)	368	41
West Marine(14)	475	1
		45

Energy—15.6%
Cheniere Energy, Inc.(2)	117,359	21,377
DT Midstream, Inc.(2)	74,400	4,262
Enbridge, Inc.(2)	311,790	10,872
Koninklijke Vopak NV	170,640	5,851
Pembina Pipeline Corp.	203,438	6,805
	Shares	Value

Energy—continued
Targa Resources Corp.(2)	108,479	$ 9,812
Williams Cos., Inc. (The)(2)	216,485	7,965
		66,944

Industrials—28.8%
Aena SME S.A.	118,802	20,425
Aeroports de Paris S.A.	53,572	6,595
Atlas Arteria Ltd.	2,752,097	10,547
Auckland International Airport Ltd.	1,988,587	9,699
Canadian Pacific Kansas City Ltd.(2)	110,841	7,981
Ferrovial SE	236,822	8,187
Flughafen Zurich AG Registered Shares	44,956	9,513
Norfolk Southern Corp.(2)	49,263	10,747
Transurban Group	2,978,716	25,508
Union Pacific Corp.(2)	29,272	6,594
Vinci S.A.	63,270	7,734
		123,530

Real Estate—9.8%
American Tower Corp.(2)	125,715	26,247
Crown Castle, Inc.(2)	134,050	15,721
		41,968

Utilities—48.9%
Ameren Corp.(2)	125,659	9,750
American Electric Power Co., Inc.(2)	153,150	12,183
APA Group	874,456	4,929
Atmos Energy Corp.(2)	85,573	9,739
CenterPoint Energy, Inc.(2)	415,135	11,736
CMS Energy Corp.(2)	151,781	8,615
DTE Energy Co.(2)	73,909	7,695
Edison International(2)	131,196	8,789
EDP - Energias de Portugal S.A.(2)	1,566,448	7,480
Emera, Inc.	230,743	8,109
Entergy Corp.(2)	67,385	6,833
Essential Utilities, Inc.(2)	184,661	6,576
Iberdrola S.A.	645,289	7,969
National Grid plc	1,150,162	14,919
NextEra Energy, Inc.(2)	280,800	16,430
NiSource, Inc.(2)	306,311	7,854

See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
	Shares	Value

Utilities—continued
Public Service Enterprise Group, Inc.(2)	113,159	$ 7,064
Sempra (2)	232,451	16,939
Severn Trent plc	228,605	7,506
Southern Co. (The)(2)	177,369	12,590
United Utilities Group plc	364,968	5,027
Xcel Energy, Inc.(2)	182,381	11,096
		209,828
Total Common Stocks (Identified Cost $458,982)		451,899

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp., 12/29/49(8)(14)	2,084	3
Total Rights (Identified Cost $2)		3
Total Long-Term Investments—142.7% (Identified Cost $631,442)		612,582

TOTAL INVESTMENTS—142.7% (Identified Cost $631,442)		$ 612,582
Other assets and liabilities, net—(42.7)%		(183,406)
NET ASSETS—100.0%		$ 429,176

Abbreviations:
ABS	Asset-Backed Securities
ACA	American Capital Access Financial Guarantee Corp.
BAM	Build America Municipal Insured
DAC	Designated Activity Company
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LLP	Limited Liability Partnership
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
NA	National Association
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	All or a portion of securities is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $269,773.
(3)	Security in default; no interest payments are being received.
(4)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2023, these securities amounted to a value of $88,058 or 20.5% of net assets.
(6)	Variable rate security. Rate disclosed is as of November 30, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(7)	No contractual maturity date.
(8)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(9)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(10)	Amount is less than $500 (not in thousands).
(11)	Security in default; interest payments are being received.

For information regarding the abbreviations, see the Key Investment Terms starting on page 9.
See Notes to Financial Statements

Virtus Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023
($ reported in thousands)
(12)	This loan will settle after November 30, 2023, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(13)	Value shown as par value.
(14)	Non-income producing.

Foreign Currencies:
BRL	Brazilian Real

The following table summarizes the value of the Fund’s investments as of November 30, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$ 6,210	$ —	$ 6,210	$—
Municipal Bonds	2,112	—	2,112	—
Foreign Government Securities	9,950	—	9,950	—
Mortgage-Backed Securities	32,150	—	32,150	—
Asset-Backed Securities	22,699	—	22,699	—
Corporate Bonds and Notes	64,639	—	64,632	7
Leveraged Loans	21,403	—	21,403	—
Equity Securities:
Preferred Stocks	1,517	441	1,076	—
Common Stocks	451,899	451,854	1	44
Rights	3	—	—	3
Total Investments	$612,582	$452,295	$160,233	$54
Security held by the Fund with an end of period value of $8 was transferred from Level 3 to Level 2 due to an increase in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended November 30, 2023.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2023
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $631,442)	$ 612,582
Cash	2,095
Receivables
Investment securities sold	1,310
Dividends and interest	2,808
Tax reclaims	418
Prepaid Directors’ retainer	3
Prepaid expenses and other assets (Note 3)	190
Total assets	619,406
Liabilities
Due to custodian	— (a)
Borrowings (Note 7)	187,000
Payables
Investment securities purchased	1,496
Interest on borrowings (Note 7)	984
Investment advisory fees (Note 3)	343
Director deferred compensation plan (Note 3)	182
Administration and accounting fees	53
Professional fees	47
Other accrued expenses	125
Total liabilities	190,230
Net Assets	$ 429,176
Net Assets Consist of:
Common stock ($0.001 par value; 500,000,000 shares authorized)	$ 69
Capital paid in on shares of beneficial interest	465,593
Total distributable earnings (accumulated losses)	(36,486)
Net Assets	$ 429,176
Common Shares Outstanding	68,578,328
Net Asset Value Per Share(b)	$ 6.26

(a)	Amount is less than $500 (not in thousands).
(b)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF OPERATIONS YEAR ENDED
November 30, 2023
($ reported in thousands)
Investment Income
Dividends	$ 17,579
Interest	10,301
Foreign taxes withheld	(804)
Total investment income	27,076
Expenses
Investment advisory fees	4,642
Administration and accounting fees	716
Printing fees and expenses	274
Transfer agent fees and expenses	127
Directors’ fees and expenses	92
Professional fees	64
Custodian fees	27
Miscellaneous expenses	120
Total expenses before interest expense	6,062
Interest expense on borrowings (Note 7)	11,806
Total expenses after interest expense	17,868
Net investment income (loss)	9,208
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(15,240)
Foreign currency transactions	(29)
Net change in unrealized appreciation (depreciation) on:
Investments	(20,952)
Foreign currency transactions	23
Net realized and unrealized gain (loss) on investments	(36,198)
Net increase (decrease) in net assets resulting from operations	$(26,990)
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Year Ended November 30, 2023	Year Ended November 30, 2022
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 9,208	$ 9,871
Net realized gain (loss)	(15,269)	18,669
Net change in unrealized appreciation (depreciation)	(20,929)	(34,350)
Increase (decrease) in net assets resulting from operations	(26,990)	(5,810)
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(9,660)	(24,057)
Return of capital	(50,003)	(25,365)
Dividends and Distributions to Shareholders	(59,663)	(49,422)
From Capital Share Transactions
Net proceeds from the sale of shares during rights offering (net of expenses of $600) (Note 9)	150 (1)	140,617
Reinvestment of distributions resulting in the issuance of common stock (0 and 443,426 shares, respectively)	—	3,833
Increase (decrease) in net assets from capital transactions	150	144,450
Net increase (decrease) in net assets	(86,503)	89,218
Net Assets
Beginning of period	515,679	426,461
End of period	$429,176	$515,679

(1)	Adjustment to bring estimated costs in connection with rights offering to actual.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
STATEMENT OF CASH FLOWS
YEAR ENDED November 30, 2023
($ reported in thousands)
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ (26,990)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	304,166
(Increase) Decrease in investment securities sold receivable	112
Purchases of long-term investments	(238,021)
Increase (Decrease) in investment securities purchased payable	(374)
Net (purchases) or sales of short-term investments	5,932
Net change in unrealized (appreciation)/depreciation on investments	20,952
Net realized (gain)/loss on investments	15,240
Amortization of premium and accretion of discounts on investments	(293)
Proceeds from litigation settlements	578
(Increase) Decrease in tax reclaims receivable	(121)
(Increase) Decrease in dividends and interest receivable	21
(Increase) Decrease in prepaid expenses and other assets	(8)
(Increase) Decrease in prepaid Directors’ retainer	(1)
Increase (Decrease) in interest payable on borrowings	182
Increase (Decrease) in affiliated expenses payable	(64)
Increase (Decrease) in non-affiliated expenses payable	(333)
Cash provided by (used for) operating activities	80,978
Cash provided by (used for) financing activities:
Cash payments to reduce borrowings	(20,000)
Cash distributions paid to shareholders	(59,663)
Expense adjustment related to rights offering	150
Currency due to custodian	— (a)
Cash provided by (used for) financing activites	(79,513)
Net increase (decrease) in cash	1,465
Cash and foreign currency at beginning of period	630
Cash and foreign currency at end of period	$ 2,095
Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$ 11,624

(a) Amount is less than $500 (not in thousands).
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended November 30,
	2023	2022	2021	2020	2019 (1)
PER SHARE DATA:
Net asset value, beginning of period	$ 7.52	$ 8.92	$ 9.31	$ 10.33	$ 11.01
Income (loss) from investment operations:
Net investment income (loss)(2)	0.13	0.19	0.22	0.25	0.24
Net realized and unrealized gain (loss)	(0.52)	(0.37)	0.35	(0.11)	0.52
Payment from affiliate	—	—	—	—	— (3)
Total from investment operations	(0.39)	(0.18)	0.57	0.14	0.76
Dividends and Distributions to Shareholders:
Net investment income	(0.14)	(0.47)	(0.24)	(0.27)	(0.31)
Return of capital	(0.73)	(0.49)	(0.72)	(0.89)	(1.13)
Total dividends and distributions to shareholders	(0.87)	(0.96)	(0.96)	(1.16)	(1.44)
Fund Share Transactions (Note 9)
Dilutive effect on net asset value as a result of rights offering(4)	— (3)	(0.26)	—	—	—
Net asset value, end of period	$ 6.26	$ 7.52	$ 8.92	$ 9.31	$ 10.33
Market value, end of period(5)	$ 5.38	$ 6.95	$ 9.37	$ 8.41	$ 10.98
Total return, net asset value(6)	(3.96)%	(1.45)%	6.36%	3.25%	16.67%
Total return, market value(6)	(10.69)%	(16.43)% (7)	23.68%	(12.25)%	41.67%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(8)	3.87%	2.26%	1.73%	2.05%	2.99% (9)
Ratio of net investment income (loss) to average net assets	1.99%	2.30%	2.34%	2.73%	2.20% (9)
Portfolio turnover rate	36%	47%	44%	46%	110% (10)
Net assets, end of period (000’s)	$429,176	$515,679	$426,461	$441,552	$487,899
Borrowings, end of period (000’s)	$187,000	$207,000	$159,750	$159,750	$184,750
Asset coverage, per $1,000 principal amount of borrowings(11)	$ 3,295	$ 3,491	$ 3,670	$ 3,764	$ 3,641

(1)	On November 18, 2019, Virtus Total Return Inc. (ZF) was reorganized into the Fund. The net asset values and other per share information for periods prior to the reorganization on November 18, 2019 were revised to reflect the share conversion ratio from the reorganization of 1.039518.
(2)	Calculated using average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Shares were sold at a 5% discount from a 5-day average market price from 9/12/22 to 9/16/22.
(5)	Closing Price – New York Stock Exchange.
(6)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(7)	Total return on market value includes the dilutive effect of the 2022 rights offering. Without this effect, the total market return would have been (16.12%).
(8)	Ratio of total expenses, before interest expense on borrowings, was 1.31%, 1.32%, 1.34%, 1.38% and 1.79% for the years ended November 30, 2023, 2022, 2021, 2020 and 2019, respectively.
(9)	The Fund incurred certain non-recurring merger costs in 2019. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers to average net assets would be 2.83%, the ratio of net expenses to average net assets would be 2.83% and the ratio of net investment income (loss) to average net assets would be 2.36%.
(10)	Portfolio turnover increased due to repositioning of the portfolio related to the reorganization on November 18, 2019.
(11)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 2023
Note 1. Organization
Virtus Total Return Fund Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objectives are outlined in the Manager’s Discussion of Fund Performance pages.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Fund’s Board of Directors has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023
example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023
interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.05 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023
resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Fund bifurcates that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.	Payment-In-Kind Securities
The Fund may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
G.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and forward commitment securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
H.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
The Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
I.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to the Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
J.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, and are inclusive of dollar denominated and foreign currency.
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 0.70% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023
minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).
B.	Subadvisers
Duff & Phelps Investment Management Co., an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio. Virtus Fixed Income Advisers, LLC, an indirect, wholly-owned subsidiary of Virtus, acting through its division, Newfleet Asset Management, is the subadviser of the fixed income portion of the Fund’s portfolio. For the period, these two subadvisers were, in the aggregate, responsible for the day-to-day portfolio management of the Fund for which they were each paid a fee by the Adviser.
C.	Administration Services
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the year ended November 30, 2023, the Fund incurred administration fees totaling $663 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
D.	Directors’ Fees
For the year ended November 30, 2023, the Fund incurred Directors’ fees totaling $86 which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”
E.	Investments with Affiliates
The Fund is permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended November 30, 2023, the Fund did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
F.	Director Deferred Compensation Plan
The Fund provides a deferred compensation plan for its Directors who receive compensation from the Fund. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Directors. Investments in such instruments are included in “Prepaid expenses and other assets” in the Statement of Assets and Liabilities at November 30, 2023.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities, and short-term securities) during the year ended November 30, 2023, were as follows:
Purchases	Sales
$203,940	$271,119
Purchases and sales of long-term U.S. government and agency securities during the year ended November 30, 2023, were as follows:
Purchases	Sales
$34,081	$33,047
Note 5. Federal Income Tax Information
($ reported in thousands)
At November 30, 2023, the approximate cost basis and aggregate unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$632,535	$25,196	$(45,149)	$(19,953)
The Fund has capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended November 30, 2023, the Fund’s capital loss carryovers are as follows:
Short-Term	Long-Term
$2,774	$12,474
The components of distributable earnings on a tax basis and certain tax attributes for the Fund consist of the following:
Post-October Capital Loss Deferred	Capital Loss Deferred
$ 1,099	$ 15,248
The differences between the book and tax basis distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023
The tax character of dividends and distributions paid during the years ended November 30, 2023 and 2022 was as follows:

	2023	2022
Ordinary Income	$ 9,660	$10,064
Long-Term Capital Gains	—	13,993
Return of Capital	50,003	25,365
Total	$59,663	$49,422
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 6. Credit and Market Risk and Asset Concentration
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs continued until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. On April 3, 2023, the FCA announced its decision to require LIBOR’s administrator to continue to publish the 1-month, 3-month, and 6-month U.S. dollar settings under an unrepresentative synthetic methodology until September 30, 2024. On March 15, 2022, the Adjustable Interest Act (LIBOR) Act (the “LIBOR Act”) was enacted into law which directs the Federal Reserve Board, as a fallback mechanism, to identify benchmark rates based on SOFR to replace LIBOR in certain financial contracts after June 30, 2023. On December 16, 2022, the Federal Reserve adopted regulations implementing the LIBOR Act. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Fund. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally.
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023
Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. Each of these factors can affect the value and liquidity of the assets of the Fund. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of the Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Sanctions threatened or imposed may result in a decline in the value and liquidity of the Fund’s assets. The securities of the Fund may be deemed to have a zero value. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.
For all these reasons, investments in emerging markets may be considered speculative. To the extent that the Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023
greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
At November 30, 2023, the Fund held securities issued by various companies in specific sectors as detailed below:
Sector	Percentage of Total Investments
Utilities	34%
Note 7. Borrowings
($ reported in thousands)
Effective December 17, 2020, the Fund entered into a Master Margin Loan Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $235,000 (the “Commitment Amount”). Cash borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the Overnight Bank Funding Rate plus an additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is borrowed at a given time. For the year ended November 30, 2023, the Fund had average borrowings of $203,195 with an average interest rate of 5.73%. For the same period, the interest expense and commitment fees related to the borrowings amounted to $11,807 and $—(1) respectively, and are included within the “Interest expense on borrowings” line on the Statement of Operations. The carrying value approximates fair value of the borrowing at November 30, 2023.
At November 30, 2023, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$187,000	6.15%
(1) Amount is less than $500 (not in thousands).

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023
Note 8.  Indemnifications
Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 9. Capital Transactions
At November 30, 2023, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 68,578,328 shares are outstanding.
In a non-transferable rights offering ended September 16, 2022, shareholders exercised rights to purchase 20,311,323 shares of common stock at an offering price of $6.96 per share for proceeds, net of estimated expenses, of $140,617,000. After adjusting for actual expenses, the revised actual proceeds were $140,767,000.
Note 10. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At November 30, 2023, the Fund did not hold any securities that were restricted.
Note 11. Regulatory Matters and Litigation
From time to time, the Fund, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Fund and the Adviser believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 12. Recent Accounting Pronouncements
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASU 2020-04 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.

VIRTUS TOTAL RETURN FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023
Note 13. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Virtus Total Return Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Total Return Fund Inc. (the “Fund”) as of November 30, 2023, the related statements of operations and cash flows for the year ended November 30, 2023, the statements of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from an agent bank or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 24, 2024
We have served as the auditor of one or more of the investment companies in the Virtus group of investment companies since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS TOTAL RETURN FUND INC.
TAX INFORMATION NOTICE (Unaudited)
November 30, 2023
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2024, the Fund will notify applicable shareholders of amounts for use in preparing 2023 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended November 30, 2023, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Qualified Dividend Income % (for non-corporate shareholders)	Dividend Received Deduction % (for corporate shareholders)	Long-Term Capital Gain Distributions ($)
100%	76.05%	$0

CERTIFICATION
The Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

VIRTUS TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited)
Investment Objective:  The Fund’s investment objective is capital appreciation, with current income as a secondary objective.
Principal Strategies:
The Fund seeks to meet its objectives through a balance of equity and fixed income investments.
The equity portion of the Fund invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries.
The fixed income portion of the Fund is designed to generate high current income and total return through the application of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio. The subadviser’s judgments about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
Infrastructure-Related Investments: Infrastructure-related entities are subject to a variety of factors that may adversely affect their businesses or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Foreign Investing: Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

VIRTUS TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited) (Continued)
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
Utilities Industry: Public utility companies are subject to intrinsic risks, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased costs and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.
Bank Loans: Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.
Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and

VIRTUS TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited) (Continued)
expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.
Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Asset-Backed and Mortgage-Backed Securities: Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks.
The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a

VIRTUS TOTAL RETURN FUND INC.
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND PRINCIPAL RISKS (Unaudited) (Continued)
reduction in the value of such security and losses to the Fund. Early payoffs in the loans underlying such securities may result in the Fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Leverage: The Fund employs leverage through margin financing. While this leverage often serves to increase yield, it also subjects the Fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Market Volatility: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Local, regional, or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Closed End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.05 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

VIRTUS TOTAL RETURN FUND INC.
Automatic Reinvestment and Cash Purchase Plan (Unaudited)
Virtus Total Return Fund Inc. (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.
It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Enrollment in the Reinvestment Plan
It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Fund at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.
How shares are purchased through the Reinvestment Plan
When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:
If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

VIRTUS TOTAL RETURN FUND INC.
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.
The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.
Charges to Participate in the Plan
As a Participant in the Plan, you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.
Voluntary Cash Purchase Plan
Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006.
Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.
Automatic Monthly Investment
Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Fund by calling 1-866-270-7788.

VIRTUS TOTAL RETURN FUND INC.
Automatic Reinvestment and Cash Purchase Plan
(Unaudited) (Continued)
Termination of Shares
Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.
Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Fund at 1-866-270-7788.
Additional Information
For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Fund at 1-866-270-7788 or visit Virtus.com.
The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL RETURN FUND INC. (Unaudited)
The Board of Directors (the “Board”) of Virtus Total Return Fund Inc. (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and the continuation of each of the subadvisory agreements (the “Subadvisory Agreements”, and collectively with the Advisory Agreement, the “Agreements”) with Virtus Fixed Income Advisers, LLC, acting through its division Newfleet Asset Management, and Duff & Phelps Investment Management Company (each, a “Subadviser” and together, “Subadvisers”). At a meeting held on November 1, 2023, in a virtual meeting format, and at an in-person meeting held on November 14-15, 2023 (the “Meetings”), the Board, including a majority of the Directors who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”) considered and approved the continuation of each Agreement, as further discussed below.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadvisers which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from each of the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Director may have attributed different weights to the various factors. The Independent Directors also discussed the proposed approval of the Agreements in executive sessions with their independent legal counsel at which no representatives of VIA or the Subadvisers were present.
Nature, Extent and Quality of Services
The Directors received in advance of the Meetings various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadvisers to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf, as well as responses by VIA and the Subadvisers to follow-up questions. The Directors also previously had received presentations by VIA’s and each Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; resources, operations and compliance structure of VIA and the Subadvisers; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadvisers.
In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Subadvisers, including: (a) VIA’s ability to select and monitor the Subadvisers; (b) VIA’s ability to provide the services necessary to monitor each Subadviser’s compliance with the Fund’s investment objectives, policies and restrictions, as well as to provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL RETURN FUND INC. (Unaudited) (Continued)
Subadviser should be replaced and to carry out the required changes. The Directors also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to continue to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by the Subadvisers, as well as information provided throughout the past year. The Board noted that each Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the Fund must be carried out in accordance with the Fund’s investment objectives, policies and restrictions. The Board considered each Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by each Subadviser, and the experience and capability of each Subadviser’s management and other personnel committed by each Subadviser to the Fund. The Board also considered: (a) the quality of each Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) each Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.
The Board noted that the performance of the Fund for the period prior to the reorganization of the former Virtus Total Return Fund (“ZF”) with and into the Fund (the “Reorganization”) represented performance of ZF, as ZF was the accounting survivor in the Reorganization. The

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL RETURN FUND INC. (Unaudited) (Continued)
Board noted that the Fund underperformed the median of its Performance Universe for the 3-, 5-, and 10-year periods ended March 31, 2023, performed the same as the median of its Performance Universe for the 1-year period ended March 31, 2023, and outperformed the median of its Performance Universe for the year-to-date period ended March 31, 2023. The Board also noted that the Fund underperformed its benchmark for the 1-year period ended March 31, 2023 and outperformed its benchmark for the year-to-date, 3-, 5-, and 10-year periods ended March 31, 2023. The Directors discussed the Fund’s performance and the reasons therefor with management.
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons of the Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and, with respect to the Fund’s contractual and net management fee, ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Directors also considered the fee rates payable by comparable accounts managed by each of the Subadvisers.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
The Board noted that the Fund’s net management fees were in the second quintile of the Expense Universe, and that the Fund’s net total expenses were above the median of the Expense Universe.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund. In addition to the fees paid to VIA and its affiliates, including each of the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VIA and its affiliates, and other factors considered.
In considering the profitability to each Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreements are paid by VIA out of the fee that VIA receives under the Advisory Agreement, and not by the Fund. In

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF VIRTUS TOTAL RETURN FUND INC. (Unaudited) (Continued)
considering the fee payable by VIA to each Subadviser, the Board noted that, because each Subadviser is an affiliate of VIA, its profitability should be considered as part of the profitability of VIA and, therefore, the Board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the separate profitability to each of the Subadvisers and their affiliates from their relationships with the Fund was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets. The Board noted that the Fund had raised additional assets through a rights offering in 2022, but that it was unlikely that the Fund would be able to raise additional assets in the near future.
The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary offering, additional rights offering, capital appreciation, reinvested dividends, the use of increased leverage or some other means.
Other Factors
The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadvisers and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while each Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadvisers or VIA in providing investment advisory services to the Fund, other than the fees earned under the respective Agreement.
The Directors concluded that potential “fallout” benefits that VIA and the Subadvisers may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.
Conclusion
After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Directors and Officers of the Company as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o Virtus Total Return Fund Inc., One Financial Plaza, Hartford, CT 06103.
Independent Directors
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Burke, Donald C. YOB: 1960 Served Since: 2020, Class I 100 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since May 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II and Virtus Diversified Income & Convertible Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Cogan, Sarah E. YOB: 1956 Served Since: 2021, Class I 97 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2019), PIMCO Closed-End Funds* (30 portfolios).
DeCotis, Deborah A. YOB: 1952 Served Since: 2021, Class I 97 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2011), PIMCO Closed-End Funds* (30 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Drummond, F. Ford YOB: 1962 Served Since: 2021, Class II 97 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly, Chairman, Oklahoma Nature Conservancy (2019 to 2020); Trustee (since 2014), Frank Phillips Foundation; Trustee (since 2008), Oklahoma Nature Conservancy; Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2020, Class I 90 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Mallin, John R. YOB: 1950 Served Since: 2020, Class II 90 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (50 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2020, Class III 97 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
McLoughlin, Philip R. YOB: 1946 Served Since: 2014, Class II Chairman 100 Portfolios	Private investor since 2010.	Trustee and Chairman (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee and Chairman (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee and Chairman (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Chairman (since 2023) and Trustee (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman (since 2023), Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (50 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
McNamara, Geraldine M. YOB: 1951 Served Since: 2020, Class III 100 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since May 2023) and Advisory Board Member (January 2023 to May 2023), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (50 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Walton, R. Keith YOB: 1964 Served Since: 2004, Class III 97 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (2020 to 2021), Plexo Capital, LLC; Venture Partner (2019 to 2021) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since September 2023) and Advisory Board Member (2022 to September 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since May 2023) and Advisory Board Member (2022 to May 2023), Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since July 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (50 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Zino, Brian T. YOB: 1952 Served Since: 2014, Class III 97 Portfolios	Retired. Various roles at J. & W. Seligman & Co. Incorporated (1982 to 2009), including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (50 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
* PIMCO Closed-End Funds are not part of the Virtus’ Fund Complex: PCM Fund, Inc.; PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund Ill; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Dynamic Income Strategy Fund; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; PIMCO Flexible Municipal Income Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund III; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund Ill; and PIMCO Strategic Income Fund, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Director
The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Aylward, George R.** Director and President YOB: 1964 Served Since: 2006, Class II 104 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Director (since 2023), Stone Harbor Investment Funds plc (21 sub-funds), Stone Harbor Global Funds plc (27 sub-funds) and Virtus Global Funds ICAV (5 portfolios); Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee, President and Chief Executive Officer (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (7 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, plc (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (50 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
** Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2016 to 2017).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2012 to 2013); and Chief Financial Officer and Treasurer (since 2010).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2023), Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director (since 2019), Virtus Global Funds ICAV; Director (since 2013), Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022) and Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Chisolm, Daphne YOB: 1969	Vice President, Counsel and Assistant Secretary (since 2023).	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Hackett, Amy YOB: 1968	Vice President (since 2013) and Assistant Treasurer (since 2012).	Vice President (since 2010) and Assistant Vice President (2007 to 2010), Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Krishnan, Suneeta YOB: 1965	Vice President (since 2018) and Assistant Treasurer (since 2012).	Vice President (since 2017) and Assistant Treasurer (since 2007), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).	Vice President (since 2023), Tax Director (since 2020) and Assistant Vice President, Fund Administration (2020 to 2023), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2018).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Thaker, Nikita K. YOB: 1978	Vice President and Controller (since 2021) and Assistant Treasurer (since 2013)	Vice President (since 2021) and Assistant Vice President (2016 to 2021), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2013) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

VIRTUS TOTAL RETURN FUND INC.
101 Munson Street
Greenfield, MA 01301-9668
Board of Directors
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chair
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President and Chief Executive Officer
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Virtus Total Return Fund Inc.
c/o Computershare Investor Services
P.O. Box 43078
Providence, RI 02940-3078
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8523	01-24

Item 1.	Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the end of the period covered by the report, the registrant’s board of directors determined that each of Donald C. Burke, Connie D. McDaniel and Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $33,881 for 2023 and $33,050 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,931 for 2023 and $4,724 for 2022. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,147 for 2023 and $4,078 for 2022.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $1,500 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Total Return Fund Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $5,147 for 2023 and $10,302 for 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

a) The registrant has a separately designated audit committee. During the period covered by this report, the members of the audit committee were Donald C. Burke, Deborah A. DeCotis, John R. Mallin, Connie D. McDaniel and Brian T. Zino.

b) Not applicable.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing the Fund is responsible for voting proxies for such fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Fund (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 866.270.7788, or on the SEC’s Web site at www.sec.gov.

During the period of the report, any proxies for the Fund were handled by the Fund’s subadvisers, Duff & Phelps Investment Management Co. (“Duff & Phelps”) and/or Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC (“Newfleet”). Following are summaries of their proxy voting policies.

Duff & Phelps

Duff & Phelps has adopted proxy voting guidelines (the “Guidelines”) in an effort to ensure shares are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. The Guidelines allow Duff & Phelps to utilize a qualified, non-affiliated third-party vendor to assist in the review of proxy proposals and making of voting recommendations on behalf of clients consistent with the Guidelines to address conflicts of interest or potential conflicts of interest relating to proxy proposals. Generally, where the Guidelines outline a voting position, either as for or against such proxy proposal, voting will be according to either the Guidelines or the third-party vendor’s policies. The Proxy Committee will vote the proxy according to either its determination of the client’s best interests or by client direction. In performing its analysis of how to vote on a proposal, the Proxy Committee will begin by considering the voting recommendation of the third-party vendor and will then override such vendor’s recommendation if the Proxy Committee determines that such recommendation is not in the best interest of Duff & Phelps clients. The Proxy Committee incorporates consideration of ESG issues into its evaluation of recommendations of the proxy advisory firm and the voting of proxies generally. The firm has additionally adopted proxy voting guidelines that serve as a guide to voting with regard to certain recurring proposals. The vote the Proxy Committee selects will depend on the facts and circumstances of each situation as well as requirements of applicable law.

Duff & Phelps may choose not to vote proxies in certain situations or for certain accounts, such as when:

•	it deems the cost of voting to exceed any anticipated benefit to client;

•	a proxy is received for a security it no longer manages due to the entire position being sold; or

•	exercising voting rights could restrict the ability of the portfolio manager to freely trade the security.

Duff & Phelps may also not be able to vote proxies for any client account that participates in securities lending programs.

A complete copy of Duff & Phelps’ current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Duff & Phelps Investment Management Co., Attn: Compliance, 10 South Wacker Drive, 19th Floor, Chicago, Illinois 60606.

Newfleet

Although the nature of Newfleet’s portfolios is such that ballots are rarely required, Newfleet has adopted pre-determined proxy voting guidelines (the “Guidelines”) to make every effort to ensure the manner in which shares are voted is in the best interest of its clients and the value of the investment. Under the Guidelines, Newfleet sometimes delegates to a non-affiliated third party vendor the responsibility to review proxy proposals and make voting recommendations on behalf of Newfleet. Newfleet may also vote a proxy contrary to the Guidelines if it determines that such action in the best interest of its clients including the Fund.

A complete copy of Newfleet’s current Proxy Voting Policies & Procedures is available by sending a written request to Newfleet Asset Management, LLC, Attn: Compliance Department, One Financial Plaza, Hartford, CT 06103. Email requests may be sent to: james.sena@virtus.com.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of filing this report, the Fund’s sub-advisers are Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Newfleet Asset Management, LLC (“Newfleet”). The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Duff & Phelps

Connie M. Luecke, CFA

Connie Luecke is a senior managing director and senior portfolio manager at Duff & Phelps Investment Management Co., an investment management affiliate of Virtus. She is the senior portfolio manager for the firm’s global listed infrastructure strategies and has been chief investment officer of DNP Select Income Fund Inc. (NYSE: DNP) since 2018.

She has been a portfolio manager for the Fund since 2011, as well as portfolio manager for the Virtus Duff & Phelps Global Infrastructure Fund since its inception in 2004. Prior to joining Duff & Phelps in 1992, Ms. Luecke served as a financial valuation consultant at Coopers & Lybrand, and as a research associate at Harris Associates L.P.

Ms. Luecke earned a B.S. from DePaul University and an M.B.A. from Loyola University of Chicago. She is a Chartered Financial Analyst® (CFA®) charterholder, a member of the CFA Institute, the CFA Society of Chicago, and a past president of the Utility and Telecommunications Securities Club of Chicago. She began her career in the investment industry in 1983.

Newfleet

David L. Albrycht, CFA

David Albrycht is president and chief investment officer of Newfleet, an affiliated manager of Virtus. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former affiliate of Virtus . He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Mr. Albrycht has been a portfolio manager of the Fund and its predecessor since 2016, Virtus Newfleet Multi-Sector Short Term Bond Fund since 1993, Virtus Newfleet Multi-Sector Intermediate Bond Fund since 1994, and co-manager of Virtus Newfleet Senior Floating Rate Fund since 2008, Virtus Tactical Allocation Fund and Virtus Newfleet High Yield Fund since 2011, Virtus Newfleet Core Plus Bond Fund and Virtus Newfleet Low Duration Income Fund since 2012. He also co-manages two variable investment options and is manager of another closed-end fund, Virtus Global Multi-Sector Income Fund (NYSE: VGI). He also is a manager of four exchange-traded funds, AdvisorShares Newfleet Multi-Sector Income ETF (NYSE: MINC), Virtus Newfleet Multi-Sector Bond ETF (NFLT), Virtus Newfleet High Yield Bond ETF (BLHY), and Virtus Newfleet ABS/MBS ETF (VABS) and two offshore funds, the Virtus GF Multi-Sector Short Duration Bond Fund and Virtus GF Multi-Sector Income Fund. He is also responsible for the structuring and management of Newfleet’s CLO platform.

Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He is a Chartered Financial Analyst® (CFA®) charterholder and has been working in the investment industry since 1985.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Directors has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by the portfolio managers since the portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2023, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Fund complex or other similar accounts.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David L. Albrycht	Registered Investment Companies:	17	$7,483.2	1	$144.9
	Other Pooled Investment Vehicles:	2	$109.5	0	0
	Other Accounts:	0	0	0	0
Connie M. Luecke	Registered Investment Companies:	2	4,028.2	0	0
	Other Pooled Investment Vehicles:	2	244.0	0	0
	Other Accounts:	0	0	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with certain of its affiliated investment management firms, including Duff & Phelps and Newfleet (collectively, “Virtus”), believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of the compensation structure:

•

Base Salary: Each portfolio manager is paid a fixed based salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

•

Incentive Bonus: Annual incentive payments are based on targeted compensation levels, adjusted based on profitability and investment performance factors, and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be payable in RSUs and mutual fund investments that appreciate or depreciate in value based on the returns of one or more mutual funds managed by the investment professional. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of funds managed is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed.

•

Other Benefits: Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health, and other employee benefit plans.

While portfolio managers compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2023, beneficial ownership of shares of the Fund by Mr. Albrycht and Ms. Luecke, are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	$0
Connie M. Luecke	$50,001-100,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid from June 1, 2023 through November 30, 2023 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date February 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date February 5, 2024

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date February 5, 2024

*	Print the name and title of each signing officer under his or her signature.